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                            SCHEDULE 14A INFORMATION
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                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the registrant /x/

Filed by a party other than the registrant / /

Check the appropriate box:
/ /   Preliminary proxy statement

/x/   Definitive proxy statement

/ /   Definitive addition materials

/ /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            BUSINESS RESOURCE GROUP
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                (Name of Registrant as Specified In Its Charter)

                            BUSINESS RESOURCE GROUP
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/x/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1) Title of each class of securities to which transaction applies:
          ______________________________________________________________________
      (2) Aggregate number of securities to which transactions applies:
          ______________________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.*
          ______________________________________________________________________
      (4) Proposed maximum aggregate value of transaction:
          ______________________________________________________________________
      (5) Total fee paid:
          ______________________________________________________________________

/ /       Fee paid previously with preliminary materials:
          ______________________________________________________________________
/ /       Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1) Amount previously paid:
              __________________________________________________________________
          (2) Form, schedule or registration statement no.:
              __________________________________________________________________
          (3) Filing party:
              __________________________________________________________________
          (4) Date filed:
              __________________________________________________________________

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* Set forth the amount on which the filing fee is calculated and state how it was determined.

                                      LOGO
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 3, 1997
                            ------------------------

TO THE SHAREHOLDERS OF BUSINESS RESOURCE GROUP:

     Notice is hereby given that the Annual Meeting of Shareholders of Business Resource Group (the "Company"), a California corporation, will be held at the Red Lion Hotel, 2050 Gateway Place, San Jose, California 95110, on Monday, March 3, 1997, at 1:30 p.m., local time, for the following purposes:

     1. To elect the following directors to serve for the ensuing year and until their successors are elected: Brian D. McNay, John W. Peth, Harry S. Robbins, Jeffrey Tuttle and Charles J. Winter.

     2. To authorize an amendment to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares to an aggregate of 1,700,000 shares.

     3. To authorize an amendment to the Company's 1995 Directors' Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 75,000 shares to an aggregate of 175,000 shares.

     4. To ratify the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending October 31, 1997.

     5. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on January 15, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you decide to attend the meeting you may vote in person even if you returned a proxy card.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                              CHARLES J. WINTER,
                                           President and Chief Executive Officer

San Jose, California
January 31, 1997

                             YOUR VOTE IS IMPORTANT

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENVELOPE PROVIDED.

                                      LOGO
                            ------------------------

                                PROXY STATEMENT
                    FOR 1997 ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Business Resource Group (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held Monday, March 3, 1997 at 1:30 p.m., local time, or at any postponement or adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Red Lion Hotel, 2050 Gateway Place, San Jose, California 95110. The Company's principal executive offices are located at 2150 N. First Street, Suite 101, San Jose, California 95131. The Company's principal telephone number at that location is
(408) 441-3700.

     These proxy solicitation materials were mailed on or about January 31, 1997 to all shareholders entitled to vote at the meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: P. Steven Melman, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether or not a quorum is present.

     Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of directors authorized by the Company's bylaws. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

     Except with respect to the election of directors, and except in certain specific circumstances, the affirmative vote of a majority of shares represented and voting with respect to a particular item at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of directors, for the amendment to the Company's 1995 Stock Option Plan, for the amendment to the Company's 1995 Directors' Stock Option Plan, for ratification of the appointment of the designated independent auditors and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

RECORD DATE AND SHARE OWNERSHIP

     Only shareholders of record at the close of business on January 15, 1997 are entitled to notice of and to vote at the meeting. As of January 15, 1997, 4,871,063 shares of the Company's Common Stock were issued and outstanding.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

     The Company's Bylaws currently provide for five directors. At the Annual Meeting five directors are to be elected to serve until the next Annual Meeting and until their successors are elected and qualified at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Assuming a quorum is present, the five nominees for director receiving the greatest number of votes cast at the Annual Meeting will be elected. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his or her successor has been elected and qualified.

     The nominees' names, ages as of October 31, 1996, and certain information about them are set forth below:

                                                                                   DIRECTOR
        NAME OF NOMINEE      AGE                PRINCIPAL OCCUPATION                SINCE
    -----------------------  ----  ----------------------------------------------  --------
    Brian D. McNay.........    40  Executive Vice President of Sales of the            1987
                                   Company
    John W. Peth...........    48  Executive Vice President and Chief Operating        1995
                                   Officer of TAB Products Co., an office filing
                                     and furniture systems manufacturer and
                                     distributor
    Harry S. Robbins.......    49  President, Chief Executive Officer and              1995
                                   Chairman of the Board of Symphonix Devices,
                                     Inc., an implantable hearing device company
    Jeffrey Tuttle.........    39  Executive Vice President of Marketing of the        1987
                                     Company
    Charles J. Winter......    38  President and Chief Executive Officer of the        1988
                                     Company

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Mr. McNay has served as Executive Vice President of Sales since April 1995, and as a member of the Board of Directors since the Company's inception in April 1987. Mr. McNay also served as President between April 1987 and April 1995. Mr. McNay was also the founder and owner of Business Interiors, a sole proprietorship sold to the Company in April 1987. In addition, Mr. McNay served as a sales executive at various office furniture dealerships from 1979 to 1986, including the Contract Source Center, the Contract Office Group and Design Performance.

     Mr. Peth has been a director of the Company since April 1995. Since April 1991, Mr. Peth has served as Executive Vice President and Chief Operating Officer of TAB Products Co. ("TAB"), an office filing and furniture systems manufacturer and distributor. From August 1984 to April 1991, Mr. Peth served as the managing partner of the San Jose office of Deloitte & Touche LLP and one of its predecessor public accounting firms. Mr. Peth is also a director of TAB and Aspect Telecommunications, Inc. Mr. Peth received his BA degree in Economics in 1970 from the University of California at Santa Barbara, and an MBA from the University of California at Los Angeles in 1972.

     Mr. Robbins has been a director of the Company since May 1995. Since March 1994, Mr. Robbins has served as President, Chief Executive Officer and Chairman of the Board of Symphonix Devices, Inc., an implantable hearing device company. From January 1991 to December 1993, Mr. Robbins was President and a member of the Board of Directors of Cardiorhythm, an electrophysiology catheter company. From September 1986 to December 1990, Mr. Robbins served in a variety of positions at Laserscope, a surgical laser company, including Executive Vice President, Vice President of Sales, Marketing and Service and Director of Sales. Mr. Robbins received his BA degree from the Pennsylvania State University in 1969.

     Mr. Tuttle has served as Executive Vice President of Marketing since April 1995, and as a member of the Board of Directors since its inception in 1987. Mr. Tuttle also served as Vice President of Sales between April 1987 and April 1995. From 1978 to 1987, Mr. Tuttle served as a sales executive with KBM Office Furniture, an office furniture dealership. He received his BS degree in Marketing in 1980 from Santa Clara University.

     Mr. Winter has served as President since April 1995, and as Chief Executive Officer and a member of the Board of Directors since August 1988. Mr. Winter also served as the Company's Chief Financial Officer between August 1988 and April 1995. Prior to joining the Company, he served as a senior systems analyst at Rolm Mil-Spec Computer, a division of IBM and a manufacturer of ruggedized computers from 1984 to 1987. Mr. Winter served as a senior systems analyst with United Technologies, an aircraft engineering manufacturer, from 1982 to 1984. He received his BS degree in Economics with honors from the University of California at Santa Cruz in 1980, and an MBA with honors from Boston University in 1982.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of four formal meetings during the fiscal year ended October 31, 1996. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee of the Board of Directors presently consists of Messrs. Peth and Robbins. The Audit Committee held five formal meetings during the last fiscal year. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee of the Board of Directors presently consists of Messrs. Peth and Robbins and held two formal meetings during the last fiscal year. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policy.

     Mr. Robbins attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he serves.

COMPENSATION OF DIRECTORS

     Non-employee members of the Board of Directors are eligible to receive a retainer of $2,000 per quarter, $500 per meeting of the Board of Directors attended and $250 for each committee meeting attended, and may be reimbursed for costs of attending Board and Committee meetings. In addition, non-employee members of the Board of Directors receive options to purchase shares of the Company's Common Stock pursuant to the 1995 Directors' Stock Option Plan (the "1995 Directors' Option Plan"). The 1995 Directors' Option Plan provides for the grant of nonstatutory options to non-employee directors of the Company at an exercise price not less than the fair market value of the Company's Common Stock on the date of grant. Each current non-employee member of the Company's Board of Directors was automatically granted an option to purchase 20,000 shares of Common Stock (the "Initial Option") on the date on which such person first became a non-employee director of the Company. In addition, each non-employee director who joins the Board of Directors is similarly granted an Initial Option on the date on which such person first becomes a director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy. Thereafter, on the first calendar day of the Company's fiscal year, each non-employee director is automatically granted an option to purchase 5,000 shares of Common Stock (the "Subsequent Option") if, on such date, he or she shall have served on the Company's Board for at least three months. Options granted under the 1995 Directors' Option Plan have a term of ten years. The Initial Options become exercisable cumulatively to the extent of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. The Subsequent Options become exercisable in full on the fourth anniversary of the date of grant. Directors who are employees of the Company do not receive any additional compensation for their services as a director. See "Proposal No. 3 -- Amendment of the 1995 Directors' Stock Option Plan."

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ALL OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2
                    AMENDMENT OF THE 1995 STOCK OPTION PLAN

     At the Annual Meeting, shareholders are being asked to approve an amendment to the Company's 1995 Stock Option Plan (the "1995 Option Plan") that would increase the shares reserved for issuance thereunder by 500,000 shares of Common Stock to an aggregate of 1,700,000 shares.

GENERAL

     The 1995 Option Plan was adopted by the Board of Directors and approved by the shareholders in April 1995. The shareholders approved an amendment to increase the number of shares reserved for issuance under the 1995 Option Plan in March 1996. A total of 1,200,000 shares of Common Stock has been reserved for issuance under the 1995 Option Plan. Subject to shareholder approval, this amount would be increased to an aggregate of 1,700,000 shares. The Board of Directors approved such increase on December 10, 1996.

     The Company's 1995 Option Plan provides for the grant of options to employees and consultants of the Company. The aggregate number of shares reserved for issuance under the 1995 Option Plan includes options previously granted and exercised under the 1995 Option Plan. The increase in shares reserved for issuance under the 1995 Option Plan has been necessitated by the growth in the number of employees of the Company and the grant of additional stock options to current employees as previously granted options vest and become exercisable. The Company does not believe that the shares remaining available for future grant pursuant to the 1995 Option Plan are sufficient to attract new employees and to retain existing employees. The increase will provide sufficient additional stock to continue the Company's policy of equity ownership by employees and consultants as an incentive to contribute to the Company's success.

     Options granted under the 1995 Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The 1995 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     As of October 31, 1996, no shares had been issued upon exercise of options granted under the 1995 Option Plan, options for 825,094 shares were outstanding under the 1995 Option Plan and 374,906 shares remained available for future grants. Shares not purchased under an option prior to its expiration will be available for future option grants under the 1995 Option Plan. As of October 31, 1996, the fair market value of shares subject to outstanding options was $3,300,376 based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date.

     During the fiscal year ended October 31, 1996, (i) options to purchase 75,000 shares of Common Stock were granted pursuant to the 1995 Option Plan to all current executive officers as a group (5 persons), (ii) no options to purchase shares of Common Stock were granted under the 1995 Option Plan to current directors who are not executive officers as a group (2 persons) and
(iii) options to purchase 390,250 shares of Common Stock were granted to all employees, including current officers who are not executive officers, as a group (125 persons as of October 31, 1996). For information with respect to options to purchase Common Stock of the Company granted in 1996 under the 1995 Option Plan to the Company's Chief Executive Officer and the four other executive officers of the Company whose annual salary and bonus exceeded $100,000 for 1996, see "Compensation of Executive Officers -- Stock Option Grants in Fiscal Year 1996."

PURPOSE

     The purposes of the 1995 Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

     The 1995 Option Plan may be administered by the Board of Directors or by a committee of the Board of Directors. The 1995 Option Plan is currently being administered by the Board of Directors and the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to grant stock options and otherwise administer the 1995 Option Plan with respect to the Company's directors and executive officers eligible to participate in the 1995 Option Plan. Members of the Board of Directors or its Compensation Committee receive no additional compensation for their services in connection with the administration of the 1995 Option Plan. All questions of interpretation of the 1995 Option Plan are determined by the Board of Directors or its committee and its decisions are final and binding upon all participants. All directors currently hold office until the next annual meeting of shareholders of the Company, or until their successors are duly elected and qualified.

ELIGIBILITY

     The 1995 Option Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries. In addition, the 1995 Option Plan provides that nonstatutory stock options may be granted to consultants (not including directors who are not compensated for their services or are paid only a director's fee by the Company) of the Company or any of its subsidiaries. The Board of Directors or its committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

     The 1995 Option Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 400,000, subject to adjustment as provided in the 1995 Option Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional terms and conditions:

     (a) Exercise of the Option. The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Board of Directors or its committee and specified in the option agreement, and such form of consideration may vary for each option.

     (b) Exercise Price. The exercise price under the 1995 Option Plan is determined by the Board of Directors or its committee and may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. The fair market value per share is equal to the closing price on the Nasdaq National Market on the date of grant. In the case of an option granted to an optionee who owns more than 10% of the voting power of all classes of stock of the Company, its parent or subsidiaries, the exercise price must not be less than 110% of the fair market value on the date of grant.

     (c) Termination of Employment. If the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the 1995 Option Plan may be exercised not later than 30 days (or such other period of time not exceeding three months in the case of an incentive stock option or six months in the case of a nonstatutory stock option as is determined by the Board of Directors or its committee) after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term.

     (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, options may be exercised within six months (or such other period of time not exceeding 12 months as is determined by the Board of Directors or its committee) of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

     (e) Death. Under the 1995 Option Plan, if an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within six months after the date of death (or such other period of time, not exceeding six months, as is determined by the Board of Directors or its committee) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the optionee would have been entitled to exercise the option had the optionee continued living and remained employed or retained by the Company for three months after the date of death, but in no event may the option be exercised after its termination date.

     If an optionee should die within 30 days (or such other period of time not exceeding three months as is determined by the Board of Directors or its committee) after the optionee has ceased to be continuously employed or retained by the Company, the option may be exercised within six months after the date of death by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent that the optionee was entitled to exercise the option at the date of termination, but in no event may the option be exercised after its termination date.

     (f) Termination of Options. The 1995 Option Plan provides that options granted under the 1995 Option Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of five years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company, its parent or subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

     (g) Option Not Transferable. An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime and in the event of the optionee's death by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death.

     (h) Acceleration of Options. In the event of a merger or consolidation in which the Company is not the surviving entity, the Board of Directors or its committee may either accomplish a substitution or assumption of options with the successor entity or give notice of the optionee's right to exercise his or her outstanding options as to some or all of the optioned stock (including any or all of the option which is not otherwise exercisable but which the Board of Directors or its committee in its sole discretion may make exercisable) at any time within 30 days of such notice.

     (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Option Plan as may be determined by the Board of Directors or its committee.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1995 Option Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1995 Option Plan at any time or from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the 1995 Option Plan that increases the number of shares that may be issued under the 1995 Option Plan, modifies the standards of eligibility, modifies the limitation on grants to employees described in the 1995 Option Plan or results in other changes which would require shareholder approval to qualify options granted under the 1995 Option Plan as performance-based compensation under Section 162(m) of the Code, or so long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, materially increases the benefits to participants that may accrue under the 1995 Option Plan. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the 1995 Option Plan. The 1995 Option Plan shall terminate in April 2005, provided that any options then outstanding under the 1995 Option Plan shall remain outstanding until they expire by their terms.

SECTION 162(M) OF THE CODE

     Section 162(m) of the Code provides that a publicly held corporation cannot deduct compensation of a covered employee (the CEO and the four other most highly compensated employees for the taxable year whose compensation is required to be reported to shareholders under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to the extent the compensation exceeds $1 million per tax year. There is a statutory exception to this limitation for compensation based on the attainment of performance goals. Income derived from stock options will qualify for this exception and thus be treated as performance-based compensation if granted in accordance with requirements set forth in Section 162(m). The 1995 Option Plan complies with those requirements. However, because the 1995 Option Plan is being amended to increase the number of shares of Common Stock reserved for issuance under the 1995 Option Plan, the Company is again required to obtain shareholder approval for the amended plan in order for the options to continue to qualify as performance-based compensation under Section 162(m).

FEDERAL INCOME TAX ASPECTS OF THE 1995 OPTION PLAN

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1995 Option Plan based on federal income tax laws in effect as of this date. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax law of any state, municipality or non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law.

     Options granted under the 1995 Option Plan may be either "incentive stock options," which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory options, which will not so qualify.

     If an option granted under the 1995 Option Plan is an incentive stock option, under U.S. tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax (see the discussion below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares acquired upon exercise more than two years after grant of the option and one year after such exercise, any gain will be treated as long-term capital gain under U.S. tax laws. If both of these holding periods are not satisfied, the optionee will recognize ordinary income under U.S. tax laws equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized under U.S. tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. The current federal tax rate on long-term capital gain is capped at 28%. Capital losses are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income.

     The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns. Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the shares on the date of exercise over the option's exercise price. If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under U.S. tax laws at the time he or she is granted a nonstatutory option. However, upon its exercise, under U.S. tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% shareholder of the Company, the date of taxation under U.S. tax laws may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the fair market value of the shares as of the date of exercise of the option will be treated under U.S. tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the Common Stock present and voting at the Annual Meeting with respect to the amendment to the 1995 Option Plan is required for its approval.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE AMENDMENT TO THE 1995 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3
               AMENDMENT OF THE 1995 DIRECTORS' STOCK OPTION PLAN

     At the Annual Meeting, shareholders are being asked to approve an amendment to the Company's 1995 Directors' Stock Option Plan (the "1995 Directors' Option Plan") that would increase the shares reserved for issuance thereunder by 75,000 shares of Common Stock to an aggregate of 175,000 shares.

GENERAL

     The 1995 Directors' Option Plan was adopted by the Board of Directors in April 1995 and approved by the shareholders in the same month. A total of 100,000 shares of Common Stock has been reserved for issuance under the Directors' Option Plan. Subject to shareholder approval, this amount would be increased to an aggregate of 175,000 shares. The Board of Directors approved such increase on December 10, 1996.

     The 1995 Directors' Option Plan is designed to provide nonemployee directors with a proprietary interest in the Company, to encourage these individuals to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the Board.

     As of December 31, 1996, no shares had been issued upon exercise of stock options granted under the 1995 Directors' Option Plan, options for 50,000 shares were outstanding under the 1995 Directors' Option Plan, and 125,000 shares remained available for future grants subject to shareholder approval at the Annual Meeting. Shares not purchased under an option prior to its expiration will be available for future option grants under the 1995 Directors' Option Plan. As of December 31, 1996, the fair market value of shares subject to outstanding options was $200,000, based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date.

     Employees and employee directors are ineligible to participate in the 1995 Directors' Option Plan (other than with respect to options granted to them under the 1995 Directors' Option Plan prior to commencement of employment with the Company).

ADMINISTRATION

     The 1995 Directors' Option Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. The interpretation and construction of any provisions of the 1995 Directors' Option Plan by the Board of Directors shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the 1995 Directors' Option Plan. All directors currently hold office until the next annual meeting of shareholders of the Company, or until their successors are duly elected and qualified.

ELIGIBILITY

     The 1995 Directors' Option Plan provides for the grant of nonstatutory stock options to nonemployee directors of the Company. The 1995 Directors' Option Plan provides that each person who is or becomes a nonemployee director of the Company shall be granted a nonstatutory stock option to purchase 20,000 shares of Common Stock (the "First Option") on the date on which the optionee first becomes a nonemployee director of the Company. Thereafter, on the first calendar day of the Company's fiscal year, each nonemployee director shall be granted an additional option to purchase 5,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she shall have served on the Company's Board of Directors for at least three months. The 1995 Directors' Option Plan provides for neither a maximum nor a minimum number of option shares that may be granted to any one nonemployee director, but does provide for the number of shares which may be included in any grant and the method of making a grant. The Company currently has two nonemployee directors.

TERMS OF OPTIONS

     Options granted under the 1995 Directors' Option Plan have a term of ten years. Each option is evidenced by an option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions:

     (a) Exercise of the Option. The First Options become exercisable cumulatively to the extent of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. The Subsequent Options become exercisable in whole on the fourth anniversary of the date of grant. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, an exchange of shares of the Company's Common Stock which have been held for at least six months, or a combination thereof.

     (b) Option Price. The option price with respect to any option granted under the 1995 Directors' Option Plan is 100% of the fair market value of the Company's Common Stock on the date of grant. Such fair market value is equal to the closing sales price of the Company's Common Stock on the Nasdaq National Market on the date the option is granted.

     (c) Termination of Status as a Director. The 1995 Directors' Option Plan provides that if an optionee ceases to serve as a director of the Company, the option may be exercised within 90 days (or such other period of time not exceeding six months as determined by the Board) after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination.

     (d) Death. If an optionee should die while serving as a director of the Company, the option may be exercised at any time within six months after death but only to the extent that the option would have been exercisable had the optionee continued living and remained a director of the Company for six months after the date of death. If an optionee should die within three months after ceasing to serve as a director of the Company, the option may be exercised within six months after death to the extent the option was exercisable on the date of such termination.

     (e) Disability. If an optionee is unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability, the option may be exercised at any time within six months (or such other period, of time not exceeding twelve months as determined by the Board) after the date of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination.

     (f) Termination of Options. No option is exercisable by any person after the expiration of ten years from the date the option was granted.

     (g) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     (h) Acceleration of Options. In the event of the dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation in which the Company is not the surviving corporation or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, each nonemployee director shall have either (i) a reasonable time within which to exercise the option, including any part of the option that would not otherwise be exercisable, prior to the effectiveness of such dissolution, liquidation, sale, merger or reorganization, at the end of which time the option shall terminate or (ii) the right to exercise the option, or receive a substitute option with comparable terms, as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such dissolution, liquidation, sale, merger or reorganization.

     (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Directors' Option Plan as may be determined by the Board of Directors.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price, the number of shares subject to each option and the number of shares authorized for issuance under the 1995 Directors' Option Plan.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1995 Directors' Option Plan at any time or from time to time or may terminate it without approval of the shareholders, but no amendment or termination shall be made that would impair the rights of any optionee under any grant theretofore made, without his or her consent. In addition, the Company shall obtain shareholder approval of any amendment to the 1995 Directors' Option Plan in such a manner and to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, and/or the provisions of the Code (or any other applicable law or regulation). Further, the provisions of the 1995 Directors' Option Plan concerning the administration of and grants of options under the Plan may not be amended more than once every six months, other than to comport with changes in ERISA or the Code. In any event, the 1995 Directors' Option Plan will terminate in April 2005.

FEDERAL INCOME TAX ASPECTS OF THE 1995 DIRECTORS' OPTION PLAN

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1995 Directors' Option Plan based on federal income tax laws in effect as of this date. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax law of any state, municipality or non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law.

     Options granted under the 1995 Directors' Option Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option exercise price. Because the optionee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred for up to six months unless the optionee files an election under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss. Currently, the federal tax rate on long-term capital gain is capped at 28%. Capital losses are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the Common Stock present and voting at the Annual Meeting with respect to the approval of the amendment to the 1995 Directors' Option Plan as described above is required for approval.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE APPROVAL OF THE AMENDMENT TO THE 1995 DIRECTORS' STOCK OPTION PLAN.

                                 PROPOSAL NO. 4
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending October 31, 1997 and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Deloitte & Touche LLP has audited the financial statements of the Company since 1994. Representatives of Deloitte & Touche LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS VOTING IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of October 31, 1996 as to (i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table beginning on page 18, and (iv) all directors and executive officers as a group.

                                                                     SHARES BENEFICIALLY OWNED(1)
                 5% SHAREHOLDERS, DIRECTORS, NAMED                   ----------------------------
               EXECUTIVE OFFICERS, AND DIRECTORS AND                                   PERCENT OF
                   EXECUTIVE OFFICERS AS A GROUP                      NUMBER             TOTAL
-------------------------------------------------------------------  ---------         ----------
T. Rowe Price Associates,                                              350,000(2)          7.2%
Inc................................................................
100 East Pratt Street
Baltimore, Maryland 21202
Scott Lappin.......................................................     17,188(3)            *
Brian D. McNay.....................................................  1,262,780            26.0%
P. Steven Melman...................................................    102,266(4)          2.1%
Jeffrey D. Tuttle..................................................    980,000            20.2%
Charles J. Winter..................................................    685,980            14.1%
John W. Peth.......................................................      5,000(5)            *
Harry S. Robbins...................................................      5,000(5)            *
All directors and executive officers as a group (7 persons)........  3,058,214(6)         61.3%

---------------
 *  Less than 1%
(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Unless otherwise indicated, the address of each of the named individuals is: c/o Business Resource Group, 2150 North First Street, Suite 101, San Jose, California 95131.
(2) Based solely on information contained in the Schedule 13G dated February 14, 1996 filed by the named shareholder with the Securities and Exchange Commission.
(3) Includes 17,188 shares subject to stock options exercisable within 60 days of October 31, 1996.
(4) Includes 100,000 shares subject to stock options exercisable within 60 days of October 31, 1996.
(5) Includes 5,000 shares subject to stock options exercisable within 60 days of October 31, 1996.
(6) Includes 127,188 shares subject to stock options exercisable within 60 days of October 31, 1996.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 17 shall not be incorporated by reference into any such filings.

                      REPORT OF THE COMPENSATION COMMITTEE

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors was constituted in May 1995, shortly prior to the Company's initial offering of its shares to the public, and has been comprised since its inception of John W. Peth and Harry S. Robbins, both outside directors of the Company. This committee establishes policies relating to compensation of executive officers of the Company. All decisions relating to executive compensation are also reviewed by the full Board.

  Executive Compensation Policies

     The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies include base salaries, commission incentive plans and/or bonuses based upon corporate performance, supplemented with long-term equity-based ownership and incentives.

     Base salaries, when applicable, are intended to be set at levels competitive to base salaries paid to executives of similarly-sized companies within the industry. Salaries for executive officers are reviewed by the Committee on an annual basis.

     Incentive bonuses, when applicable, are designed to maximize shareholder value by being based on corporate financial performance.

     Long-term incentive awards, when applicable, are made in the form of periodic grants of stock options pursuant to the Company 1995 Stock Option Plan. The Committee believes that stock options are an effective long-term incentive for executive officers to create value for shareholders, since the value of an option bears a direct relationship to the Company's stock price. Stock options are granted at the fair market value of the underlying shares at the date of grant and generally vest in installments over multiple years.

     In addition, in most cases, executive officers of the Company have substantial equity ownership positions in the Company, and in the remaining cases, these officers have received meaningful stock option grants. The Compensation Committee believes that as a result of such equity positions opportunities, the interests of management are closely aligned with the Company's other equity owners in seeking to maximize value provided to shareholders.

  CEO Compensation

     Mr. Charles J. Winter, the Company's Chief Executive Officer, received a base salary of $120,000 in fiscal 1996, which remained unchanged from fiscal 1995. Mr. Winter is a founder of the Company and held 14.1% of the total outstanding shares of the Company at October 31, 1996. Mr. Winter received no stock option grants during 1996, which the committee did not believe was necessary given Mr. Winter's ownership position in the Company.

     Mr. Winter does not participate in an executive bonus plan. The Compensation Committee may consider his participation in such a plan in the future if such participation provides appropriate motivation towards increasing shareholder value.

  Compensation of Other Executives

     Mr. Brian D. McNay, the Company's Executive Vice-President of Sales is compensated entirely by commissions earned on the sale of the Company's products and services. Mr. McNay participates in the same commission plan as other Company sales personnel. Mr. McNay is a founder of the Company and held 26.0% of the total outstanding shares of the Company at October 31, 1996.

     Mr. Jeffrey Tuttle, the Company's Executive Vice-President of Marketing is compensated entirely by commissions earned on the sale of the Company's products and services. Mr. Tuttle participates in the same commission plan as other Company sales personnel. Mr. Tuttle is a founder of the Company and held 20.2% of the total outstanding shares of the Company at October 31, 1996.

     Relative to Mr. McNay's and Mr. Tuttle's commission-based compensation, a new commission structure was adopted shortly before the Company's initial offering of its shares to the public. The new structure, effective July 1, 1995, limits sales representatives who hold more than five percent of the Company's outstanding Common Stock (or options therefor) to a maximum commission level of $480,000 per fiscal year. Mr. McNay obtained the maximum commission level during fiscal 1996.

     Presently, neither Mr. McNay nor Mr. Tuttle participate in an executive bonus plan. The Compensation Committee may consider their participation in such a plan in the future if such participation provides appropriate motivation towards increasing shareholder value. Additionally, neither Mr. McNay nor Mr. Tuttle received any stock option grants during 1996, which the committee did not believe was necessary given their ownership position in the Company.

     Mr. P. Steven Melman, the Company's Chief Financial Officer, is compensated with a competitive base salary of $140,000 per year, a performance bonus based on corporate net profits and long-term equity-based incentives. As of October 31, 1996, Mr. Melman has been granted 150,000 stock options. There were no stock options granted to Mr. Melman in fiscal 1996. The Compensation Committee believes the level of options held by Mr. Melman is within the range afforded to Chief Financial Officers of comparable companies.

     Mr. Scott Lappin, the Company's Vice President of Sales, is compensated with a competitive base salary of $130,000 per year, a performance bonus based on corporate net revenues and net profits and long-term equity-based incentives. Mr. Lappin's initial stock option grant of 75,000 shares was determined in negotiations prior to his employment with the Company. The Compensation Committee believes such a grant is within the range afforded to similar executives of comparable companies.

                                                          COMPENSATION COMMITTEE
                                                                    John W. Peth
                                                                Harry S. Robbins

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are currently no employee directors serving on the Compensation Committee. The following non-employee directors serve on the Compensation
Committee: John W. Peth and Harry S. Robbins.

     Until June 1996, the Company was a distributor of certain TAB filing-related products in the area ranging from South San Francisco to Monterey, California pursuant to a Direct Sales Representative Agreement between the Company and TAB dated October 5, 1994 (the "TAB Agreement"). The TAB Agreement, which was terminated by the parties in June 1996, provided the Company with the exclusive right to act as TAB's direct sales representative for TAB filing-related products in the Monterey, San Benito, San Mateo, Santa Clara and Santa Cruz counties of California, subject to certain retained rights of TAB to sell direct to certain customers. The Company continues to purchase certain TAB modular systems products for resale to its customers. Although Mr. Peth, a director of the Company, is the Executive Vice President and Chief Operating Officer of TAB, the TAB Agreement was negotiated at arms length by the parties approximately six months prior to Mr. Peth's affiliation with the Company, and the Company believes that both the TAB Agreement and the Company's continuing purchases from TAB are fair as could be obtained from an unaffiliated third party. During fiscal 1994, 1995 and 1996, the Company purchased approximately $2.0 million, $2.7 million and $1.0 million, respectively, of TAB filing related products.

     See "Proposal No. 1 -- Election of Directors -- Compensation of Directors" and "Proposal No. 3 -- Amendment of the 1995 Directors' Stock Option Plan" for a discussion of certain information with respect to all outside directors, including directors serving on the Compensation Committee.

                               PERFORMANCE GRAPH

     The following graph compares, for the period that the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934 (which commenced June 27, 1995), the cumulative total shareholder return for the Company, the CRSP Total Return Index for the Nasdaq Stock Market (U.S. companies) (the "Nasdaq Composite Index"), and a group consisting of publicly traded U.S. companies in the Company's industry (the "Industry Group"). The Industry Group consists of four companies compiled from Standard & Poor's CompuStat as follows: Hon Industries, Kimball International, Herman Miller, Inc. and TAB Products Co. Measurement points are June 27, 1995 and the last trading day of the Company's fiscal years ended October 31, 1995 and October 31, 1996. The graph assumes that $100 was invested on June 27, 1995 (at the initial offering price of $7.00 per share) in the Common Stock of Business Resource Group, the Nasdaq Composite Index and the Industry Group, and further assumes reinvestment of dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

        Measurement Period                                                   Nasdaq Composite
      (Fiscal Year Covered)                 BRG           Industry Group           Index
6/27/95                                            100                 100                 100
10/31/95                                         67.86              104.11              113.19
10/31/96                                         57.14              145.24              133.56

                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

     The following table shows the compensation received by the Company's Chief Executive Officer and the four other executive officers of the Company for fiscal year 1996 (the "Named Executives"), and the compensation received by each such individual for the Company's two prior fiscal years.

                                                                                           LONG-TERM
                                                                                         COMPENSATION
                                            ANNUAL COMPENSATION                             AWARDS
       NAME AND PRINCIPAL                  ---------------------      OTHER ANNUAL       OPTIONS/SARS       ALL OTHER
          POSITION(1)             YEAR      SALARY      BONUS(2)     COMPENSATION(3)       (SHARES)        COMPENSATION
--------------------------------  -----    --------     --------     ---------------     -------------     ------------
Charles J. Winter...............   1996    $120,000           --         $12,307                  --         --
  President and Chief              1995    $110,000(4)        --         $12,536                  --         --
  Executive Officer                1994    $ 95,418           --         $16,662                  --         --
Scott Lappin(5).................   1996    $105,625     $ 35,313         $ 1,988            75,000(6)        --
  Vice President                   1995          --           --              --                  --         --
  of Sales                         1994          --           --              --                  --         --
Brian D. McNay..................   1996          --     $480,000         $ 8,151                  --         --
  Executive Vice                   1995          --     $629,204         $ 7,046                  --         --
  President of Sales               1994          --     $947,325         $13,153                  --         --
P. Steven Melman................   1996    $140,000     $  9,330         $14,648                  --         --
  Vice President of                1995    $ 79,336           --         $   786           150,000(7)        --
  Finance and Chief                1994          --           --              --                  --         --
  Financial Officer
Jeffrey Tuttle..................   1996          --     $221,982         $ 6,899                  --         --
  Executive Vice                   1995          --     $315,480         $ 7,978                  --         --
  President of                     1994          --     $272,627         $13,765                  --         --
  Marketing

---------------
(1) During the fiscal year ended October 31, 1994, Mr. Winter was the Company's Chief Executive Officer and Chief Financial Officer, Mr. McNay was the Company's President and Mr. Tuttle was the Company's Vice President of Sales.

(2) Stated amounts represent amounts paid to Mr. Melman and Mr. Lappin as performance bonuses and to Mr. McNay and Mr. Tuttle as sales commissions. In general, the Company's sales representatives, including Messrs. McNay and Tuttle, receive no salary. In June 1995 the Company adopted a new commission structure which limits sales representatives who hold more than five percent of the Company's outstanding Common Stock (or options therefor) to a maximum commission level of $480,000 per fiscal year. This commission structure was effective July 1, 1995 and was pro rated for the balance of fiscal 1995.

(3) Stated amounts for 1996 represent the Company's contributions to its 401(k) plan for the benefit of the named executives, as well as automobile and medical expense allowances in the following amounts: 401(k) plan contributions -- Mr. Winter ($1,725), Mr. McNay ($2,250) and Mr. Tuttle ($2,250); automobile expense allowances -- Mr. Winter ($8,163), Mr. Lappin ($1,988), Mr. McNay ($2,449), Mr. Tuttle ($2,250) and Mr. Melman ($11,196);
    medical expense allowances -- Mr. Winter ($2,419), Mr. McNay ($3,452), Mr. Tuttle ($2,399) and Mr. Melman ($3,452). Stated amounts for 1995 represent the Company's contributions to its 401(k) plan for the benefit of the named executives, as well as automobile and medical expense allowances in the following amounts: 401(k) plan contributions -- Mr. Winter ($1,630), Mr. McNay ($2,250) and Mr. Tuttle ($2,250); automobile expense allowances -- Mr. Winter ($9,186), Mr. McNay ($2,950) and Mr. Tuttle ($4,008); medical expense allowances -- Mr. Winter ($1,720), Mr. McNay ($1,846), Mr. Tuttle ($1,720) and Mr. Melman ($786). Stated amounts for 1994 represent the Company's contributions to its 401(k) plan for the benefit of the named executives, as well as automobile and medical expense allowances in the following amounts:
    401(k) plan contributions -- Mr. Winter ($3,306), Mr. McNay ($4,431) and Mr. Tuttle ($4,431); automobile expense allowances -- Mr. Winter ($9,135), Mr. McNay ($4,445) and Mr. Tuttle ($5,057); medical expense allowances -- Mr. Winter ($4,221), Mr. McNay ($4,277) and Mr. Tuttle ($4,277).

(4) During one of the twelve months in fiscal 1995, Mr. Winter chose not to receive his base salary.

(5) Mr. Lappin began his employment with the Company in January 1996 and became an executive officer in April 1996.

(6) Mr. Lappin's option has a five-year term and was granted at market value on the date of grant. Such option vested as to 14,062 shares as of October 31, 1996 and continues to vest at the rate of 1/48th of the total number of shares subject to the option each month thereafter for the remainder of the four-year vesting period. To the extent such option is unvested, it is subject to earlier termination in the event of the termination of Mr. Lappin's relationship with the Company. The exercise price may be paid, subject to certain conditions, by delivery of already owned shares or with the proceeds from the sale of the option shares.

(7) Mr. Melman's option has a five-year term and was granted at market value on the date of grant. Such option vested as to 50,000 shares on August 1, 1995 and 50,000 shares on April 7, 1996. The remaining 50,000 shares will vest on April 7, 1997. To the extent such option is unvested, it is subject to earlier termination in the event of the termination of Mr. Melman's relationship with the Company. The exercise price may be paid, subject to certain conditions, by delivery of already owned shares or with the proceeds from the sale of the option shares.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1996

     The following table sets forth information for the Named Executives with respect to grants of options to purchase Common Stock of the Company made in the fiscal year ended October 31, 1996 and the value of all options held by such executive officers on October 31, 1996.

                                                                                              POTENTIAL
                                                                                         REALIZABLE VALUE AT
                                                                                            ASSUMED ANNUAL
                                 INDIVIDUAL GRANTS                                             RATES OF
                            ----------------------------                                     STOCK PRICE
                                            % OF TOTAL                                       APPRECIATION
                                             OPTIONS                                          FOR OPTION
                              OPTIONS       GRANTED TO       EXERCISE                          TERM(3)
                              GRANTED      EMPLOYEES IN       PRICE       EXPIRATION   ------------------------
           NAME             (SHARES)(1)   FISCAL YEAR(2)   (PER SHARE)       DATE          5%           10%
--------------------------  -----------   --------------   ------------   ----------   ----------   -----------
Charles J. Winter.........     --             --              --             --            --           --
Scott Lappin..............     75,000          16.1%          $ 4.00        1/10/01    $82,884.47   $183,153.00
Brian D. McNay............     --             --              --             --            --           --
P. Steven Melman..........     --             --              --             --            --           --
Jeffrey Tuttle............     --             --              --             --            --           --

---------------
(1) Mr. Lappin's option was granted on January 10, 1996.

(2) The Company granted options to employees for an aggregate of 465,250 shares of Common Stock during the 1996 fiscal year.

(3) Gains are reported net of the option exercise price but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on future performance of the Company's Common Stock, as well as the optionee's continued employment through the vesting period.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996 AND
                               YEAR-END OPTION VALUES

     The following table sets forth information for the Named Executives with respect to exercises in fiscal year 1996 of options to purchase Common Stock of the Company.

                                                                                        VALUE OF
                                                                 NUMBER OF             UNEXERCISED
                                                                UNEXERCISED           IN-THE-MONEY
                                                                 OPTIONS AT            OPTIONS AT
                                                                  10/31/96              10/31/96
                                      SHARES                   --------------       -----------------
                                     ACQUIRED      VALUE        EXERCISABLE/          EXERCISABLE/
                                    ON EXERCISE   REALIZED     UNEXERCISABLE        UNEXERCISABLE(1)
                                    -----------   --------     --------------       -----------------
Charles J. Winter.................           --         --                 --              --
Scott Lappin......................           --         --      14,062/60,938              $0
Brian D. McNay....................           --         --                 --              --
P. Steven Melman..................           --         --     100,000/50,000              $0
Jeffrey Tuttle....................           --         --                 --              --

---------------
(1) Based on the closing price of the Company's Common Stock as reported on the Nasdaq National Market on October 31, 1996 ($4.00) minus the exercise price of the options, but not less than zero.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Mr. Peth may be deemed to have an interest in certain transactions to which the Company was a party relating to TAB. See "Compensation Committee Interlocks and Insider Participation."

     Non-employee members of the Company's Board of Directors are eligible to receive cash compensation and options to purchase shares of Common Stock in connection with their service on the Board. See "Proposal No. 1 -- Election of Directors -- Compensation of Directors" and "Proposal No. 3 -- Amendment of the 1995 Directors' Stock Option Plan."

     The Company has entered into indemnification agreements with each of its directors and officers, which may require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' liability insurance if available on reasonable terms.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports of ownership with the SEC and with the National Association of Securities Dealers. Such executive officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that its officers, directors and ten percent shareholders complied with all
Section 16(a) filing requirements for the fiscal year ended October 31, 1996.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Company no later than October 3, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any postponement(s) or adjournment(s) thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                               CHARLES J. WINTER
                                           President and Chief Executive Officer

Dated: January 31, 1997

                            BUSINESS RESOURCE GROUP

                             1995 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to give Employees and Consultants of the Company a greater personal stake in the success of the Company's business, to provide additional incentive to the Employees and Consultants of the Company to continue and advance in their employment and service to the Company and to promote the success of the Company's business.

     Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2. Definitions.  As used herein, the following definitions shall apply:

          (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Applicable Laws" shall have the meaning set forth in Section 4(a) below.

          (c) "Board" shall mean the Board of Directors of the Company.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

          (f) "Common Stock" shall mean the Common Stock of the Company.

          (g) "Company" shall mean Business Resource Group, a California corporation.

          (h) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to
     Section 12 of the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (i) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. Notwithstanding the foregoing, a leave of absence shall not be considered as interrupting the Continuous Status of an Employee or Consultant if the leave has been designated by the Company as (or required by law to be) a leave for which such status shall continue. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

          (j) "Director" shall mean a member of the Board.

          (k) "Employee" shall mean any person, including officers, Named Executives and those Directors who are also employees of the Company, who are, employed by the Company or any Parent or Subsidiary of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities

        Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (o) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (p) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (q) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) "Option" shall mean a stock option granted pursuant to the Plan.

          (s) "Optioned Stock" shall mean the Common Stock subject to an Option.

          (t) "Optionee" shall mean an Employee or Consultant who receives an Option.

          (u) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (v) "Plan" shall mean this 1995 Stock Option Plan.

          (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

          (x) "S Corporation" shall mean a corporation that meets the requirements of Sections 1361 and 1362 of the Code.

          (y) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (z) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 1,700,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4. Administration of the Plan.

     (a) Composition of Administrator.

          (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to directors, officers who are not directors and Employees who are neither directors nor officers.

          (ii) Administration with respect to Directors and Officers. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code, and otherwise so as to satisfy the Applicable Laws.

          (iii) Administration with respect to Other Persons. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or
     (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

          (iv) General. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection
     (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

     (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

          (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Options are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

          (v) to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

          (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

          (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Shares covered by such Option shall have declined since the date the Option was granted;

     (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5. Eligibility.

     (a) Recipients of Grants. Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

     (b) Type of Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (c) No Employment Rights. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement, and provided further that, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 400,000.

     9. Option Exercise Price and Consideration.

     (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

          (i) In the case of an Incentive Stock Option

             (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

             (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option

             (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant;

             (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

             (C) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant (and no less than 90% prior to the termination of the Company's status as an S Corporation).

          (iii) In the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to
     Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Conditions upon Exercise. Notwithstanding Section 10(a) above, if the Company is an S Corporation at the time when an Optionee intends to exercise an
Option:

          (i) the Option will not be exercisable if the purchase of the Option Shares would cause the 35 shareholder limit of Section 1361 of the Code to be exceeded; and

          (ii) if the exercise is not prohibited by paragraph i) above, the Optionee shall be required, as a condition to such exercise, to sign the Buy - Sell Agreement dated October 31, 1987, as amended, among the shareholders of the Company.

     (c) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option within the time specified herein, the Option shall terminate.

     (d) Disability of Optionee. Notwithstanding Section 10(c) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option within the time specified herein, the Option shall terminate.

     (e) Death of Optionee.  In the event of the death of an Optionee:

          (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

          (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or

     Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     (f) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11. Withholding Taxes. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13. Non-Transferability of Options. No Option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 13.

     14. Adjustments Upon Changes in Capitalization or Merger.

     (a) Adjustments. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of Shares for which Options may be granted to any Employee under Section 8 of the Plan, and the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     15. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     16. Amendment and Termination of the Plan.

     (a) Authority to Amend or Terminate. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the
Plan:

          (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 14 of the Plan;

          (ii) any change in the designation of the class of persons eligible to be granted Options;

          (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

          (iv) if the Company has a class of equity securities registered under
     Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

     (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 16(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of the Plan.

     (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of Applicable Laws, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19. Option Agreement. Options shall be evidenced by written option agreements in such forms as the Administrator shall approve.

     20. Shareholder Approval.

     (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

     (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

          (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

          (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection
     (i) hereof not later than the date on which such information is first sent or given to shareholders.

     21. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                            BUSINESS RESOURCE GROUP

                       1995 DIRECTORS' STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be "nonstatutory stock options".

     2. Definitions.  As used herein, the following definitions shall apply:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock of the Company.

          (d) "Company" shall mean Business Resource Group, a California corporation.

          (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

          (f) "Director" shall mean a member of the Board.

          (g) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (i) "Option" shall mean a stock option granted pursuant to the Plan.

          (j) "Optioned Stock" shall mean the Common Stock subject to an Option.

          (k) "Optionee" shall mean an Outside Director who receives an Option.

          (l) "Outside Director" shall mean a Director who is not an Employee.

          (m) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (n) "Plan" shall mean this 1995 Directors' Stock Option Plan.

          (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (p) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (q) "S Corporation" shall mean a corporation that meets the requirements of Sections 1361 and 1362 of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 175,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4. Administration of and Grants of Options under the Plan.

     (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

     (b) Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

          (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

          (ii) Each Outside Director shall be automatically granted an Option to purchase 20,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

          (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the first calendar day of the Company's fiscal year, provided that, on such date, he or she shall have served on the Board for at least three (3) months.

          (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          (v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

          (vi) The terms of each First Option granted hereunder shall be as follows:

             (1) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
        Section 9 hereof.

             (2) the exercise price per Share shall be 100% of the fair market value per Share at the beginning of the date of grant of the First Option, determined in accordance with Section 8 hereof.

             (3) the First Option shall become exercisable in installments cumulatively as to 25% of the Shares subject to the First Option on each of the first, second, third and fourth anniversaries of the date of grant of the First Option.

          (vii) The terms of each Subsequent Option granted hereunder shall be as follows:

             (1) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

             (2) the exercise price per Share shall be 100% of the fair market value per Share at the beginning of the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof.

             (3) the Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the fourth anniversary of the date of grant of the Subsequent Option.

     (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     (e) Suspension or Termination of Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. Term of Plan; Effective Date. The Plan shall become effective on the date of its adoption by the Board of Directors of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof.

     8. Exercise Price and Consideration.

     (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

     (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ" System) or, in the event the Common Stock is traded on the NASDAQ National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be equal to the initial public offering price of the

Company's Common Stock as set forth on the cover page of the prospectus relating to such initial public offering.

     (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

     9. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days (or such other period of time not exceeding six (6) months as is determined by the Board) after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) Death of Optionee.  In the event of the death of an Optionee:

          (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such lesser period of time as is determined by the Board) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

          (ii) Within three (3) months (or such lesser period of time as is determined by the Board) after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

     (e) Conditions upon Exercise. Notwithstanding the foregoing, if the Company is an S Corporation at the time when an Optionee intends to exercise an
Option:

          (i) the Option will not be exercisable if the purchase of the Optioned Stock would cause the 35 shareholder limit of Section 1361 of the Code to be exceeded; and

          (ii) if the exercise is not prohibited by paragraph (i) above, the Optionee shall be required, as a condition to such exercise, to sign the Buy -- Sell Agreement dated October 31, 1987, as amended, among the shareholders of the Company.

     10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

     11. Adjustments Upon Changes in Capitalization or Corporate Transactions.

     (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Change of Ownership. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets,
(iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Outside Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option (or receive a substitute option with comparable terms) as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares.

     (a) Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Condition to Exercise. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     (c) No Liability. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such shareholder approval. If the shareholders fail to approve this Plan within the required time period, any Options granted under this Plan shall be void, and no additional options shall be granted.

     18. Additional Restrictions of Rule 16b-3. The terms and conditions of Options granted hereunder shall comply with the applicable provisions of Rule 16b-3. This Plan and the Options granted hereunder shall be deemed to contain such additional conditions and restrictions as may be required for this Plan to qualify as a "formula plan" under Rule 16b-3, as then applicable to the Company, and to qualify for the maximum exemptions from Section 16 of the Exchange Act with respect to Plan transactions.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF BUSINESS RESOURCE GROUP
                      1997 ANNUAL MEETING OF SHAREHOLDERS


The undersigned shareholder of Business Resource Group, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated January 31, 1997 and hereby appoints Charles J. Winter and P. Steven Melman or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 1997 Annual Meeting of Shareholders of Business Resource Group to be held on March 3, 1997 at 1:30 p.m., local time, at the Red Lion Hotel, 2050 Gateway Place, San Jose, California 95110 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if they and there personally present, on the matters set forth below:

                                                                  SEE REVERSE
                                                                      SIDE

        Please mark your
/ X /   votes as in this                                                  / /
        example


                 FOR all nominees        WITHHOLD authority to
                listed to the right      vote for all nominees
               (except as indicated)      listed to the right

1.  Election of        / /                     / / Nominees:  Brian D. McNay
    Directors                                                 John W. Peth
                                                              Harry S. Robbins
                                                              Jeffrey Tuttle
                                                              Charles J. Winter


If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list to the right.

                                                   FOR     AGAINST     ABSTAIN
2. Proposal to approve an amendment to the         / /       / /         / /
   Company's 1995 Stock Option Plan to
   increase the number of shares of
   Common Stock reserved for issuance
   thereunder by 500,000 shares to an
   aggregate of 1,700,000 shares.


3. Proposal to approve an amendment to the        / /        / /         / /
   Company's 1995 Directors' Stock Option
   Plan to Increase the number of shares of Common Stock reserved for Issuance thereunder by 75,000 shares to an aggregate of 175,000 shares.


4. Proposal to approve the appointment of        / /        / /         / /
   Deloitte & Touch LLP as the independent
   auditors of the Company for the fiscal year ending October 31, 1997.


THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN; (3) FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1995 DIRECTORS' STOCK OPTION PLAN; (4) FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.


SIGNATURE(S) __________________________________________ DATE _________________

SIGNATURE(S) __________________________________________ DATE _________________


NOTE: (This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears herein, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)